# Earnings Conference Call

3rd Quarter 2012

November 1, 2012

IDACORP

# Leadership Presenting Today



LaMont Keen
IDACORP President and Chief Executive Officer



Darrel Anderson
Idaho Power Company President
& Chief Financial Officer



Steve Keen
Idaho Power Company Senior Vice President, Finance & Treasurer

# Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-Looking statements include earnings guidance and estimates of key operating and financial metrics. In addition, any other statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in such statements include the following: (a) the effect of decisions by regulatory authorities affecting Idaho Power's ability to recover costs and/or earn a reasonable rate of return, or otherwise impacting Idaho Power's operations; (b) the availability of water for hydroelectric generation; (c) changes in costs and availability of materials and fuel, and their impact on the cost of infrastructure maintenance and development, the ability to meet required loads, and on the wholesale energy market in the western United States; (d) availability of required permits and approvals, rights-of-way, and siting, and impediments to contracting, construction, and start-up, for infrastructure development projects; (e) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on power plant license renewals, or the non-renewal of such licenses; (f) operation of power generation facilities at below expected levels of performance, availability of electrical transmission capacity, and the availability of fuels for power generation at thermal plants and wind for wind power generation, and the ability to integrate wind resources into Idaho Power's power portfolio; (g) disruptions of Idaho Power's transmission system or interconnected transmission systems; (h) costs associated with compliance with current and future laws, regulations, and policies relating to the environment, natural resources, and endangered species; (i) the customer growth rate within Idaho Power's service area; (j) the continuing effects of the weak economy, including on demand for electricity and wholesale market prices; (k) changes in and compliance with laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory authorities; (l) global climate change and regional weather variations affecting customer demand; (m) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire and their impact on power demand and infrastructure; (n) increases in the costs associated with energy commodity and other derivative instruments; (o) market prices and demand for energy; (p) the ability to obtain debt and equity financing or refinance existing debt when necessary or on favorable terms; (q) general capital market conditions and government regulation that affect the cost of capital, the ability to access the capital markets, financing terms, and postretirement benefit funding obligations; (r) the outcome of litigation and regulatory proceedings, and penalties, settlements, or awards that influence business and profitability; (s) reductions in credit ratings and the resulting impact on access to capital markets; (t) restrictions on the payment of dividends under certain circumstances; (u) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; (v) employee workforce factors; and (w) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and reports on Forms 8-K and 10-Q filed with the U.S. Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

# IDACORP

## Subsidiary Contributions – Net Income
## (in thousands except for per diluted share amounts)

| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| | 2012 | 2011 | 2012 | 2011 |
| Idaho Power Company | $ 89,596 | $ 104,872 | $ 150,125 | $ 155,420 |
| Other (Net) | 2,473 | 2,195 | 2,174 | 2,288 |
| Total | $ 92,069 | $ 107,067 | $ 152,299 | $ 157,708 |
| Weighted average outstanding shares – diluted | 50,080 | 49,622 | 49,990 | 49,499 |
| Earnings per diluted share | $ 1.84 | $ 2.16 | $ 3.05 | $ 3.19 |

# 3Q2011 to 3Q2012

## Net Income Attributable to IDACORP, Inc.
## (Millions)

| | | |
|---|---|---|
| **Net Income Attributable to IDACORP, Inc. – September 30, 2011** | | **$ 107.1** |
| Rate and Other Regulatory Changes, Including Pension Expense Recovery, Power Cost and Fixed Cost Adjustment Mechanisms* | $ 32.1 | |
| Increase in Sales Volumes* | 3.0 | |
| Change in Payroll-Related Expenses* | 2.3 | |
| Additional Pension Expense Funded Through Sharing* | (5.8) | |
| Change in Depreciation, Property Tax and Other - Net* | (2.7) | |
| Greater Revenue Sharing in 2011 than in 2012* | 11.8 | |
| Change in AFUDC* | (4.2) | |
| Change in Additional Amortization of ADITC | 6.8 | |
| Other Net Changes* | (1.9) | |
| Income Tax Expense and Other Net Changes (net of tax) | (56.4) | (15.0) |
| **Net Income Attributable to IDACORP, Inc. – September 30, 2011** | | **$ 92.1** |

* Amounts are pre-tax

# Key Financial & Operating Metrics and 2012 Earnings Guidance

| | 2012 Estimates | |
|---|---|---|
| | Current [1] | Previous [2] |
| Idaho Power Operations & Maintenance Expense (millions) | $335 - $345 | $325 - $335 |
| Idaho Power Additional Amortization of ADITC | No Change | None |
| Idaho Power Capital Expenditures (millions) | No Change | $230 - $235 |
| Idaho Power Hydroelectric Generation (million MWh) | 7.8 – 8.2 | 7.5 – 8.5 |
| Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions) | No Change | $0 - $3 |
| **2012 IDACORP Earnings Guidance** [1] | $3.30 - $3.40 per diluted share | |

[1] As of November 1, 2012. The 2012 guidance incorporates all of the key operating and financial assumptions listed above.

[2] As of August 2, 2012.

# ADITC Extension 2012-2014



Sharing Percentage
Estimated 2012 Sharing Benefits(2)
$6.3 Million
$5.8 Million
100%
75%
50%
25%
Customer Benefit
Earnings Deadband
Company Benefit
9.50%
10.00%
10.50%
$5M
$10M
$15M
$20M
$25M
Return On Year-End Equity in Idaho Jurisdiction
Ability to use additional ADITC's of up to $25 million in 2012 and $45 million over three year period 2012-2014(1)

(1) At November 1, 2012, the company does not expect to use additional ADITC's in 2012

(2) For nine months ended September 30, 2012

ADITC—Accumulated Deferred Investment Tax Credits

# Summary of Cash Flows

($ Million)

| IDACORP | Nine Months Ended September 30, 2012 | 2011 |
|---|---|---|
| Net cash provided by operating activities | $ 181.5 | $ 234.9 |

# Liquidity

As of September 30, 2012

($ Million)

| | IDACORP[2] | Idaho Power |
|---|---|---|
| Revolving Credit Facility – Expires October 2017 | $ 125.0 | $ 300.0 |
| Commercial Paper Outstanding | (51.4) | – |
| Identified for Other Use[1] | – | (24.2) |
| Total | $ 73.6 | $ 275.8 |

[1] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

[2] Holding company only.

# IDACORP Common Stock Dividend

*Based on IDACORP's current estimates for earnings and cash flow and assuming IDACORP meeting those estimates, IDACORP's management anticipates recommending to the Board of Directors an additional increase to the quarterly dividend in September 2013 of at least ten percent.* [1]

*J. LaMont Keen,*
*IDACORP President and Chief Executive Officer*
*September 20, 2012*



26.7% increase in quarterly dividend rate
$0.30
$0.33
$0.38
At Least
$0.42 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013

Quarterly Rate Per Share



$1.20
$1.32
$1.52
At Least
$1.68 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013

Annualized Dividend Rate Per Share

[1] See IDACORP's Quarterly Report on Form 10-Q for further discussion, including factors that may alter IDACORP management's recommendation.

# Idaho Economic Brief

### Unemployment Rate



10.0
8.0
6.0
4.0
2.0
0.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
Historic
Forecast
Idaho
U.S.

Source: Moody's Analytics, September 2012

### September Year-to-Year General Business Customer Growth



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,407
2,875
2,548
3,201
5,228
2008
2009
2010
2011
2012

### Recent Events

- Boardman to Hemingway
  - BPA Top Priority
- New Federal License
  - Swan Falls Hydroelectric Plant
- CNBC Calls Idaho "Most Improved State For Business"*

*CNBC Special Report, October 2012

# Questions?

# Contact Information

### Analysts & Investors

**Lawrence F. Spencer**
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

### Media

**Stephanie McCurdy**
Corporate Communication
(208) 388-6973
SMcCurdy@idahopower.com